                       SUPPLEMENT DATED OCTOBER 18, 2002
                        TO THE NEW ENGLAND ZENITH FUND
                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 2002

   Information in the second paragraph under "Trustee Fees" on page 46 of the Statement of Additional Information is hereby changed as follows:

   The retainer fee referenced in the first sentence has been changed from $22,000 to $25,000. In addition, each Trustee who is not an interested person of the Fund receives $1,000 for each Audit Committee meeting attended.